UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2012

IRONWOOD GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53267	74-3207792
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

123 West Nye Ln., Ste. 129
Carson City, Nevada	89706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-888-356-4942

Former name or Former Address, if Changed Since Last Report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On December 17, 2012, the Board of Directors of Ironwood Gold Corp., a Nevada corporation (the “Company”), after consultation with management, including the Company’s Chief Financial Officer, concluded that the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2011 (the “2011 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on November 29, 2011, and the Company’s unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the three months ended November 30, 2011, six months ended February 29, 2012, and nine months ended May 31, 2012 (collectively, the “2012 Quarterly Reports”) filed with the SEC on January 23, 2012, April 27, 2012, and September 14, 2012, respectively, should be restated to correct certain errors and should no longer be relied upon.

     The Board of Directors, in consultation with management, concluded that the financial statements included with the 2011 Annual Report and the 2012 Quarterly Reports contained certain errors. Specifically, on August 16, 2011, the Company received $550,000 from an investor for a convertible promissory note (conversion price of $.40, with a price reset feature if the Company issues stock below this conversion price), 1,375,000 warrants to purchase shares of the Company’s common stock (exercise price of $0.60, expiring 5 years from the date of issuance, containing a price reset feature if the Company issues stock below the exercise price), and 220,000 shares of the Company’s common stock. The Company originally recorded amounts based on the relative fair values assigned to the debt, common stock, and warrants. This created a discount on debt of $62,432, which was going to be amortized over the life of the debt. The Company has determined that the conversion feature and warrants were derivatives requiring bifurcation. Accordingly, the Company has calculated the value of the related derivative liabilities using the Black-Scholes model and has corrected the related debt discounts and amortization.

     The Company’s Board of Directors and its management discussed the foregoing issues, findings and conclusions with Sadler, Gibb & Associates, LLC, the Company’s independent certifying accountant (“Sadler”). In conjunction with Sadler, the Company included the necessary restatements to the 2011 Annual Report in Note 12 to the financial statements contained in its Annual Report on Form 10-K for the year ended August 31, 2012 filed on December 20, 2012, has included the necessary restatements in Note 9 to the financial statements contained in its Quarterly Report on Form 10-Q filed on January 22, 2013, and will work diligently to complete the restatement of the remaining 2012 Quarterly Reports.

     The Company expects to include the necessary restated financial information in its remaining Quarterly Reports for the current fiscal year as the 2013 Quarterly Reports become due. However, there can be no assurance that such filings will be made within this period.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD GOLD CORP.
Date: January 22, 2013	By:	/s/ Behzad Shayanfar
Behzad Shayanfar
Chief Executive Officer